                                                                  EXHIBIT 10.148

                                 Promissory Note

Date August 14, 2002                        [ ] New  [X] Modification/ Extension
     ---------------

Amount $15,000,000.00                             Maturity Date January 15, 2003
       --------------


Bank:                                             Borrower:

Bank of America, N.A.                             Crescent Operating, Inc.
MO2-100-16-75                                     777 Taylor Street, Suite 1050
100 North Broadway, Suite 1675                    Fort Worth, TX 76102
St. Louis, MO 63102


FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Fifteen Million and No/ 100 Dollars ($15,000,000.00), in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

[This Note contains some provisions preceded by boxes. If a box is marked, the provision applies to this transaction; if it is not marked, the provision does not apply to this transaction.]

1. Rate.

     The Rate shall be the rate of interest publicly announced from time to time by the Bank as its Prime Rate (the "Index"), plus zero percent (0.00%) per annum. The Prime Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Prime Rate. The Index is not necessarily the lowest rate charged by Bank on its loans and is set by Bank in its sole discretion. If the Index becomes unavailable during the term of this loan, Bank may designate a substitute index after notifying Borrower. Bank will tell Borrower the current Index rate upon Borrower's request. Interest will accrue on any non-business day at the rate in effect on the immediately preceding business day.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by applicable law. Borrower agrees that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the indicated rate ceiling as specified in
Article 5069-1.04 of VATS. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

2. Accrual Method. Unless otherwise indicated, interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. Rate Change Date. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

4. Payment Schedule. Except as may otherwise be agreed between the parties in writing, all payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

     Single Payment. Principal and interest shall be due and payable in full in a single payment on January 15, 2003, the stated maturity of this Note.

5. Credit Agreement. THIS NOTE EVIDENCES A MODIFICATION AND EXTENSION OF THAT CERTAIN PROMISSORY NOTE DATED DECEMBER 31, 2001 IN THE FACE PRINCIPAL AMOUNT OF $15,000,000.00 EXECUTED BY BORROWER AND PAYABLE TO THE ORDER OF BANK, AND IS THE "EXTENSION NOTE" REFERRED TO IN THE SIXTH AMENDMENT TO CREDIT AGREEMENT DATED EFFECTIVE AS OF THE DATE HEREOF AND REFERRED TO BELOW. REFERENCE IS MADE TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF AUGUST 27, 1997, BY, AMONG OTHERS, BORROWER AND BANK, AS AMENDED BY FIRST AMENDMENT THERETO DATED EFFECTIVE AUGUST 27, 1998, SECOND AMENDMENT THERETO DATED EFFECTIVE AS OF AUGUST 27, 1999, THIRD AMENDMENT THERETO DATED EFFECTIVE AS OF AUGUST 27, 2001, FOURTH AMENDMENT THERETO DATED EFFECTIVE AS OF NOVEMBER 27, 2001, FIFTH AMENDMENT THERETO DATED EFFECTIVE AS OF DECEMBER 31, 2001 AND SIXTH AMENDMENT THERETO DATED EFFECTIVE AS OF THE DATE HEREOF (AS SO AMENDED, THE "LOAN AGREEMENT"). REFERENCE IS SPECIFICALLY MADE TO SUCH LOAN AGREEMENT FOR A STATEMENT OF, AMONG OTHER THINGS, CERTAIN DEFINED TERMS, THE EVENTS UPON WHICH THE MATURITY OF THIS NOTE MAY BE ACCELERATED, COLLATERAL SECURING PAYMENT OF THIS NOTE AND ADDITIONAL RIGHTS AND REMEDIES IN FAVOR OF BANK, ALL OF WHICH SHALL BE CUMULATIVE AND NOT EXCLUSIVE OF ONE ANOTHER. BORROWER ACKNOWLEDGES AND AGREES THAT, NOTWITHSTANDING ANY PROVISIONS OF THE LOAN AGREEMENT, THIS NOTE OR ANY OF THE LOAN PAPERS AS DEFINED IN THE LOAN AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE, BANK HAS NO OBLIGATION TO MAKE ANY FURTHER ADVANCE OR EXTEND ADDITIONAL CREDIT WHATSOEVER TO BORROWER, AND, FURTHER, THAT BORROWER SHALL NOT BE ENTITLED TO REBORROW ANY AMOUNT REPAID HEREUNDER, IT BEING UNDERSTOOD AND AGREED THAT THE LOAN EVIDENCED HEREBY IS FULLY FUNDED AND EVIDENCES A TERM LOAN AND NOT A REVOLVING CREDIT FACILITY.




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6. Automatic Payment.

[ ] Borrower has elected to authorize Bank to effect payment of sums due under this Note by means of debiting account number __________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

7. Waivers, Consents and Covenants. Borrower, any other endorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents previously, now or hereafter executed in connection with any obligation of Borrower to Bank, including without limitation, the Loan Agreement and the Loan Papers as defined therein (sometimes collectively referred to in this Note as the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any endorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

8. Prepayments. Prepayments may be made in whole or in part at any time. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion. No prepayment of any other loan shall be permitted without the prior written consent of Bank. For the purposes of calculating the amounts owed only, it shall be assumed that Bank actually funded or committed to fund the loan through the purchase of an underlying deposit in an amount and for a term comparable to the loan, and such determination by Bank shall be conclusive, absent a manifest error in computation.

9. Events of Default. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of Bank of America, whether under this Note or any Loan Documents after the date hereof, as and when due (whether upon demand, at maturity or by acceleration) or any other default under any of the Loan Documents after the date hereof; (b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party; (c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any partner or a material owner/guarantor of Borrower, as determined by Bank in its sole discretion; (e) the determination by Bank that any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (f) the failure of any Obligor to timely deliver such financial statements, including tax returns, other statements of condition or other information, as Bank shall request from time to time; (g) the entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion; (h) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; or (i) the failure of Borrower's business to comply with any law or regulation controlling its operation.

10. Remedies upon Default. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion to the "Default Rate" as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

11. Non-Waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

12. Applicable Law, Venue and Jurisdiction. Borrower agrees that this Note shall be deemed to have been made in the State of Texas at Bank's address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in Fort Worth, Tarrant County, Texas. In any litigation in connection with or to enforce this Note or any endorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the State of Texas. Nothing contained herein shall, however, prevent Bank from bringing any



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action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

13. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

14. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

15. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other Loan Documents, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

16. Arbitration and Waiver of Jury Trial.

(a) This Section concerns the resolution of any controversies or claims between any of Borrower and Bank, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Note, the Loan Agreement or any of the Loan Documents (including any amendments, renewals, extensions or modifications of any of the foregoing); or (ii) any document related to this Note, the Loan Agreement or any of the Loan Documents; (collectively a "Claim").

(b) At the request of any of Borrower or the Bank, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Note provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this Section. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state of Texas. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Note, the Loan Agreement or any of the Loan Documents.

(f) This paragraph does not limit the right of any of Borrower or the Bank to:
(i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or
(iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any of Borrower or the Bank, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

17. NOTICE OF FINAL AGREEMENT: THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Bank:                                        Borrower:

Bank of America, N.A.                        Crescent Operating, Inc.


   By:                                       By:
      ------------------------------------      --------------------------------
      Charles W. Davis, Sr. Vice President      Jeffery L. Stevens, President
                                                and Chief Executive Officer


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                     CONFIRMATION OF SUBORDINATION AGREEMENT

Reference is made to the Subordination Agreement (herein so called) dated effective as of December 31, 2001 executed by Crescent Real Estate Equities Limited Partnership ("Subordination Party") in favor of Bank of America, N.A. ("Lender"). By signing below where indicated, Subordination Party acknowledges and consents to the execution and delivery of the Sixth Amendment to Credit Agreement ("Sixth Amendment") dated effective as of August 14, 2002 by, among others, Lender and Crescent Operating, Inc. as Borrower, and the Extension Note and other Loan Papers referred to therein, and Subordination Party specifically agrees and confirms that the Subordination Agreement remains in full force and effect and shall continue to remain in full force and effect in favor of Lender until the entire Obligation (as defined in the Credit Agreement referred to in the Sixth Amendment, as amended thereby), including without limitation all indebtedness evidenced by such Extension Note, have been indefeasibly paid in full. The undersigned represents to Lender that all representations and warranties contained in the Subordination Agreement are true and correct as of the date hereof and that Subordination Party is duly authorized to enter into this Confirmation of Subordination Agreement, and the execution, delivery and performance of this Confirmation of Subordination Agreement does not require any authorization or consent of any person or entity which has not already been duly obtained and does not violate in any material respect any agreement or law to which Subordination Party is subject. This Confirmation of Subordination Agreement is being executed and delivered by Subordination Party to Lender as a material inducement for Lender to enter into the Sixth Amendment and other Loan Papers in connection therewith.

EXECUTED to be effective as of August 14, 2002.

                                    CRESCENT REAL ESTATE EQUITIES
                                    LIMITED PARTNERSHIP

                                    By: Crescent Real Estate Equities, Ltd.,
                                        its general partner

                                        By: /s/ JERRY CRENSHAW
                                           -------------------------------------
                                           Name:  Jerry Crenshaw
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



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                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Sixth Amendment") is entered into effective as of August 14, 2002, by and among CRESCENT OPERATING, INC., a Delaware corporation ("Borrower") and BANK OF AMERICA, N.A., a national banking association ("Lender") with the acknowledgment, confirmation, approval and agreement of the undersigned "Support Parties" (herein so called) as set forth herein below. Such Support Parties are signing this Sixth Amendment solely for the purposes set forth in Section 12 of this Sixth Amendment.

                                   WITNESSETH:

         WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of August 27, 1997 (the "Original Credit Agreement") as amended by First Amendment thereto dated effective as of August 27, 1998 ("First Amendment"), Second Amendment thereto dated effective as of August 27, 1999 ("Second Amendment"), Third Amendment thereto dated effective as of August 27, 2001 ("Third Amendment"), Fourth Amendment thereto dated effective as of November 27, 2001 ("Fourth Amendment") and Fifth Amendment thereto dated effective as of December 15, 2001 ("Fifth Amendment") (the Original Credit Agreement as amended by First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment is referred to in this Sixth Amendment as the "Credit Agreement") and Borrower, Lender and Support Parties are parties to that certain Support Agreement of even date with the Original Credit Agreement, as previously amended and confirmed as set forth in the First Amendment, Second Amendment, Third Amendment and Fourth Amendment (the "Support Agreement");

         WHEREAS, Borrower and Support Parties have requested that Lender agree to modify and extend the loan/credit facility evidenced by the Credit Agreement and extend the "Termination Date" as currently defined in the Credit Agreement to evidence a senior secured credit facility in favor of Lender and agree to other amendments to the Credit Agreement, Support Agreement and other Loan Papers and matters as set forth herein, and Lender is willing to do so upon the terms and conditions set forth herein; and

         WHEREAS, Borrower and Lender desire to amend the Credit Agreement by this Sixth Amendment, with the acknowledgment, confirmation, approval and agreement of the Support Parties with respect to the Support Agreement, all as set forth herein below, and the parties desire to enter into the agreements, modifications and amendments as set forth below;

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. All capitalized terms defined in the Credit Agreement, as amended hereby, and not otherwise defined in this Sixth Amendment shall have the same meanings as assigned to them in the Credit Agreement when used in this Sixth Amendment, unless the context hereof shall otherwise require or provide.

         2. Representations and Warranties. In order to induce Lender to enter into this Sixth Amendment, Borrower represents and warrants to Lender that:

                  A. This Sixth Amendment, the Credit Agreement, as amended hereby, and the Loan Papers are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                  B. Subject to the terms of subsection D of this Section 2 of this Sixth Amendment, no event has occurred and is continuing which constitutes a Default or a Potential Default; and



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                  C. Subject to the terms of subsection D of this Section 2 of this Sixth Amendment, all of the representations and warranties contained in Paragraphs 4B and 5 of the Credit Agreement, as amended by this Sixth Amendment, are true and correct as of the date hereof.

                  D. Borrower and Lender agree that the Defaults which exist as of any date on which this Sixth Amendment is executed and delivered shall all be deemed temporarily satisfied and cured upon execution and delivery of this Sixth Amendment by all parties hereto and fulfillment of all other conditions precedent as set forth in Section 5 of this Sixth Amendment and acceptance by Lender of this Sixth Amendment; provided, however, notwithstanding anything to the contrary contained herein or in the Credit Agreement or any of the Loan Papers, Lender specifically reserves and does not waive in any respect (except for the temporary waiver set forth in the immediately following sentence) all of its rights under the Credit Agreement and the Support Agreement, as each is amended by this Sixth Amendment and the other Loan Papers, with respect to such Defaults, which shall automatically be reinstated upon the occurrence of any additional Default after August 14, 2002. Effective as of August 14, 2002, Lender hereby temporarily waives the financial ratio covenant contained in Paragraph 7(j) of the Credit Agreement until January 15, 2003.

         3. Amendments to Credit Agreement.

                  A. In connection with the modification and extension of the loan/credit facility evidenced by the Credit Agreement, as amended by this Sixth Amendment, and the Loan Papers, the definition of the term "Termination Date" as set forth in Paragraph 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Termination Date means the earlier to occur of the following dates; (a) January 15, 2003; and (b) the date on which a Default occurs, as determined by Lender.

                  B. Lender's address for notice purposes, as contemplated in Paragraph 13 of the Credit Agreement, is hereby amended as follows:

                  Bank of America, N.A.
                  Attn: Charles W. Davis
                  MO2-100-l6-75
                  100 North Broadway, Suite 1675
                  St. Louis, MO 63102
                  Fax No. 314-466-2227

         4. Extension Note; Prepayment of Interest. The promissory note in the face principal amount of $15,000,000.00 dated December 31, 2001 executed by Borrower and payable to Lender and referred to in the Fifth Amendment as the "Modification Note" is hereby modified and extended to be evidenced by that certain promissory note dated August 14, 2002, in the face principal amount of $15,000,000.00 executed by Borrower and payable to Lender (sometimes referred to in this Sixth Amendment and in connection herewith as the "Extension Note") which the parties agree and acknowledge to be the "Note" as contemplated in Paragraph 4(a) of the Credit Agreement and a "Loan Paper" as defined in the Credit Agreement.

         Borrower has agreed to prepay interest on the Extension Note at closing and, accordingly, shall pay to Lender an amount reasonably estimated by Lender to represent interest which shall accrue as set forth in the Extension Note for the entire term of the Extension Note (through and including the maturity date thereof); provided, however, that, if and to the extent that any principal of the Extension Note is paid prior to the maturity date thereof, or if the rate of interest set forth in the Extension Note changes after the date hereof in accordance with the terms thereof, or if there shall occur any other circumstance which results in the accrual of interest wider the Extension Note in an amount which varies from the amount of interest estimated by Lender as set forth above, then the amount payable by Borrower to Lender shall be adjusted accordingly and, as the case may be, (i) Borrower shall be credited or refunded, at the option of Lender, the amount that such prepaid interest exceeds the amount of interest which actually accrues, or (ii) Borrower shall pay to Lender the amount by which interest which actually accrues under the terms of the Extension Note exceeds the amount of such prepaid interest. All amounts calculated by Lender in connection with the foregoing shall be conclusive, absent manifest error.

         Notwithstanding any provision of the Extension Note, this Sixth Amendment, the Credit Agreement as amended by this Sixth Amendment, or any other Loan Paper or any other agreement, Lender does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by applicable law. Borrower agrees that during the full term of the Extension Note, the maximum lawful interest rate for such Note as determined under Texas law shall be the indicated rate ceiling as specified in
Article 5069-1.04 of VATS. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Lender.

         5. Conditions Precedent. This Sixth Amendment and the obligations of Lender hereunder are subject to the conditions precedent that Lender shall have received from Borrower, together with this Sixth Amendment duly executed by Borrower, Richard B. Rainwater and John Goff: (i) the Extension Note duly executed by Borrower and any other documents reasonably requested by Lender prior to closing in connection herewith, in form and substance satisfactory to Lender and its counsel, and (ii) prepayment of interest under the Extension Note as contemplated in Paragraph 4 above, plus all of Lender's costs and expenses incurred in connection herewith, including without limitation the reasonable attorney's fees of the Lender's legal counsel and any other costs, expenses and disbursements incurred by Lender through the date of execution of this Sixth Amendment.

         6. Further Assurances. Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with this Sixth Amendment and the Credit Agreement, as amended hereby. Borrower acknowledges that all Collateral and Collateral Documents in favor of Lender remain in full force and effect as security for payment of the entire Obligation, including but not limited to the indebtedness evidenced by the Extension Note, and that Lender has not waived in any respect any of Lender's rights and remedies with respect thereto or with respect to the Credit Agreement, as amended hereby, or any of the Loan Papers, and, further, Borrower acknowledges that it has no claim against Lender or any of its affiliates, representatives, agents or attorneys arising out of or in connection with the Credit Agreement, as amended by this Sixth Amendment, or any of the Collateral Documents or other Loan Papers or any other matter whatsoever, and, further, Borrower acknowledges that it has no defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Credit Agreement, as amended by this Sixth Amendment, the Extension Note, the Collateral Documents or any of the Loan Papers or with respect to any other matter in connection with any of the foregoing, or otherwise.

         7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Sixth Amendment.

         8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition of the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which Lender now has or may have in the future under, or in connection with the Credit Agreement as amended by this Sixth Amendment, the Note, the Loan Papers or any of the documents referred to herein or therein.

         9. Governing Law. This Sixth Amendment has been prepared, in being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Sixth Amendment.

         10. Arbitration and Waiver of Jury Trial.

(a) This Section concerns the resolution of any controversies or claims between any of the parties hereto and Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Sixth Amendment, the Credit Agreement as amended hereby, the Extension Note or any of the other Loan Papers (including any amendments, renewals, extensions or modifications of any of the foregoing); or (ii) any document related to this Sixth Amendment, the Credit Agreement as amended hereby, the Extension Note or any of the other Loan Papers; (collectively a "Claim").

(b) At the request of any of the parties hereto or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though the Credit Agreement and Loan Papers provide that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this Section. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state of Texas. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Sixth Amendment, the Credit Agreement as amended hereby, the Extension Note or any of the other Loan Papers.

(f) This paragraph does not limit the right of any of the parties hereto or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff;
(ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or
(iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any of Borrower or the Lender, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

         11. Multiple Counterparts. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Sixth Amendment by signing any such counterpart.

         12. Signatures of Support Parties. By signing below where indicated, the undersigned Support Parties each (a) acknowledge this Sixth Amendment and the Credit Agreement as amended hereby; (b) agree with the terms, conditions and amendments contained in this Sixth Amendment and the Credit Agreement as amended hereby as they relate to the Support Agreement, including without limitation, the amended definition of "Termination Date" as set forth in this Sixth Amendment; (c) agree that the Support Agreement shall be deemed amended wherever necessary in order to continue the obligations of the undersigned Support Parties contained in the Support Agreement and conform to the changes reflected in this Sixth Amendment; and (d) confirm their continuing obligations under the Support Agreement, as amended hereby, which shall continue in full force and effect as contemplated therein and herein, until the Obligation has been paid in full and Lender shall have no further commitment or obligation whatsoever to or in favor of Borrower.

THE CREDIT AGREEMENT AND THE SUPPORT AGREEMENT, AS EACH IS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed to be effective as of the date and year first above written.

                                  LENDER:

                                  BANK OF AMERICA, N.A.


                                  By: /s/ CHARLES W. DAVIS
                                     -------------------------------------------
                                     Charles W. Davis, Senior Vice President

                                  BORROWER:

                                  CRESCENT OPERATING, INC., a Delaware
                                  corporation

                                  By: /s/ JEFFREY L. STEVENS
                                     -------------------------------------------
                                     Jeffrey L. Stevens, President and Chief
                                     Executive Officer

                                  SUPPORT PARTIES:

                                  /s/ RICHARD E. RAINWATER by MELISSA T. PARRISH
                                  ----------------------------------------------
                                  RICHARD E. RAINWATER

                                  RICHARD E. RAINWATER
                                  by Melissa T. Parrish, Attorney-in-fact

                                  /s/ JOHN GOFF
                                  ----------------------------------------------
                                  JOHN GOFF



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